UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2007
SOFTBRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51118	41-2021446

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Meridian Crossings, Suite 800 Minneapolis, MN	55423

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 851-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On August 9, 2007, we issued a press release, attached hereto as Exhibit 99.1, announcing our third quarter fiscal year 2007 financial results.
Item 7.01 Regulation FD Disclosure.
     At the regular meeting of the SoftBrands Board of Directors held August 7, 2007, George Ellis noted that he would step down as Chairman, but remain a director, effective October 1, 2007. The Board of Directors has appointed Elaine Wetmore as Chairperson of the Board effective on that date. This information was included in a press release, attached hereto as Exhibit 99.1, issued on August 9, 2007.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits (furnished but not filed).
     Exhibit 99.1 Press Release dated August 9, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOFTBRANDS, INC.
Date: August 9, 2007	By:	/s/ GREGG A. WALDON
Gregg A. Waldon
Senior Vice President, Chief Financial Officer and Secretary

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